MULLER DATA CORPORATION
                            -----------------------
                           Thomson Financial Services


January 20, 2000




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Series 124:  Post - Effective Amendment No. 4


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 33-64253, for the referenced Trusts and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Series 124. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,

/s/ Art Brasch
---------------
Art Brasch
Vice President



           395 Hudson Street - New York, NY 10014
           Ph. 212 807-3240
           Fx. 212 989-1938
           www.muller.com

                            MULLER DATA CORPORATION
                            -----------------------
                           Thomson Financial Services


January 20, 2000




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Series 125:  Post - Effective Amendment No. 4


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-00549, for the referenced Trusts and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Series 125. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,

/s/ Art Brasch
---------------
Art Brasch
Vice President



           395 Hudson Street - New York, NY 10014
           Ph. 212 807-3240
           Fx. 212 989-1938
           www.muller.com

                            MULLER DATA CORPORATION
                            -----------------------
                           Thomson Financial Services


January 20,2000




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Series 126:  Post - Effective Amendment No. 4


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-00551, for the referenced Trusts and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Series 126. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,

/s/ Art Brasch
---------------
Art Brasch
Vice President



           395 Hudson Street - New York, NY 10014
           Ph. 212 807-3240
           Fx. 212 989-1938
           www.muller.com

                            MULLER DATA CORPORATION
                            -----------------------
                           Thomson Financial Services


January 20, 2000




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Series 133:  Post - Effective Amendment No. 3


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-17301, for the referenced Trust and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Series 133. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolio of the Trust, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


---------------
Art Brasch
Vice President



           395 Hudson Street - New York, NY 10014
           Ph. 212 807-3840
           Fx. 212 989-1938
           www.muller.com